Exhibit 10.35

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

AMENDMENT NO. 1, dated as of January 2, 2007, to PURCHASE AGREEMENT, dated as of August 7, 2006 (the “Agreement”), by and between ONEOK, Inc. (the “Issuer”), and UBS AG, London Branch (“UBS”) acting through UBS Securities LLC (“Agent”) as agent.

W I T N E S S E T H

WHEREAS, the Issuer and UBS wish to amend the definition of “Last Averaging Date” set forth in Schedule I to the Agreement;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Last Averaging Date. The definition of “Last Averaging Date” in Schedule I to the Agreement is hereby revised to read as follows:

“Last Averaging Date” means a trading day between and including October 16, 2006 and February 8, 2007. If no notice is provided, then the Last Averaging Date shall be February 8, 2007.

2. Counterparts. This Amendment may be executed by the parties hereto in counterparts, and each such executed counterpart shall be, and shall be deemed to be, an original instrument and all such counterparts, taken together, shall constitute one and the same instrument.

3. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the state of New York without reference to conflict of law principles.

IN WITNESS WHEREOF, UBS and the Issuer have caused this Agreement to be duly authorized, executed and delivered as of the date first written above.

UBS AG, LONDON BRANCH

By:	/s/ Michael Harris
	Name:	Michael Harris
	Title:	Executive Director Equity Risk Management

By:	/s/ E. Kayaliogia
Name: Emir Kayaliogia
Title: Associate Director

UBS SECURITIES LLC, as Agent

By:	/s/ Michael Harris
	Name: Title:	Michael Harris Executive Director Equity Risk Management

By:	/s/ E. Kayaliogia
Name: Emir Kayaliogia
Title: Associate Director

ONEOK, INC.

By:	/s/ Jim Kneale
Name: Jim Kneale
Title: